Condensed Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Condensed Consolidated Statements of Comprehensive (Loss) Income
Net Income/(loss)	$ 138,454	$ (36,832)	$ (6,046)
Other comprehensive income/(loss), net of tax
Net change in unrealized gains/(losses) on cash flow hedges	424	1,773	(729)
Other comprehensive income/(loss), net of tax	424	1,773	(729)
Comprehensive Income / (Loss)	$ 138,878	$ (35,059)	$ (6,775)